                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549


                           ------------------------------


                                      FORM 8-K

                                   CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                                 September 21, 1999
                             --------------------------
                                   Date of Report
                         (Date of earliest event reported)

                                  IMAGEX.COM, INC.
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               (Exact name of registrant as specified in its charter)


          Washington                 0-78271                 91-1727170
 ----------------------------  ---------------------     -------------------
 (State or other jurisdiction  (Commission File No.)        (IRS Employer
       of incorporation)                                 Identification No.)

                          10800 N.E. 8th Street, Suite 200
                            Bellevue, Washington  98004
 -----------------------------------------------------------------------------
            (Address of principal executive offices, including zip code)

                                   (425) 452-0011
  ----------------------------------------------------------------------------
                (Registrant's telephone number, including area code)


                                                                     Page 1 of 5
                                                         Exhibit Index on Page 5
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On September 21, 1999, ImageX.com, Inc. (the "Company") completed an acquisition of 100% of the outstanding capital stock (the "Shares") of Image Press, Inc. ("Image Press") from Stanley F. and Marina Lynne Poitras, individually and as Trustees of the Poitras Family Trust Dated November 22, 1993, and Glen R. and Anne S. Douglas, as community property, the shareholders of the Company (the "Sellers"), pursuant to a Stock Purchase Agreement by and between the Company, Image Press and the Sellers (the "Purchase Agreement"). The purchase price for the Shares consisted of 16,394 shares of common stock of the Company and $2,820,000 in cash at closing. In addition, the purchase price includes up to an additional $780,000 in cash, payable at the end of the four fiscal quarters commencing at the beginning of the first full fiscal quarter after the closing, depending on Image Press' financial performance over that period. The purchase price for the Shares was determined in arm's-length negotiations between the Company and Sellers and is based on the historical cash flow of Image Press with various negotiated adjustments for unusual items. The Company will account for the acquisition under the purchase method of accounting.

     Image Press, Inc. is a privately held San Leandro, California - based print sales organization. Image Press sales representatives serve as brokers between customers and its supplier network providing assistance with bidding, buying, and service order processing. Image Press will continue its business operations as a wholly owned subsidiary of the Company.

     There were no relationships prior to the acquisition between Image Press or any of its shareholders and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     It is impracticable to include any of the required financial statements of Image Press on the date this report is filed. Accordingly, such financial statements will be filed as soon as practicable and not later than 60 days of the date on which this Form 8-K must be filed in accordance with paragraph (4) of Item 7(a) of Form 8-K.

     (b)  PRO FORMA FINANCIAL INFORMATION

     It is impracticable to include any of the required pro forma financial information on the date this report is filed. Accordingly, the pro forma financial information will be filed as soon as practicable and not later than 60 days of the date on which this Form 8-K must be filed in accordance with paragraph (2) of Item 7(b) of Form 8-K.

     (c)  EXHIBITS

      Exhibit Number     Description
      --------------     -----------
      10.1               Stock Purchase Agreement dated September 21, 1999
                         among ImageX.com, Inc., Stanley F. and Marina Lynne
                         Poitras, individually and as Trustees of the Poitras
                         Family Trust Dated November 22, 1993, Glen R. and Anne
                         S. Douglas, as community property.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMAGEX.COM, INC.


 Dated:  September 29, 1999

                                        By: /s/ Robin L. Krueger
                                           ----------------------------------
                                           Robin L. Krueger
                                           Chief Financial Officer

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                                  INDEX TO EXHIBITS


 Exhibit
 Number     Description
 ------     -----------
 10.1       Stock Purchase Agreement dated September 21, 1999 among
            ImageX.com, Inc., Stanley F. and Marina Lynne Poitras,
            individually and as Trustees of the Poitras Family
            Trust Dated November 22, 1993, Glen R. and Anne S.
            Douglas, as community property.



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